Exhibit 11 under Form N-1A
                              Exhibit 23 under Item 601/Reg. S-K
                              Page 1 of 3




INDEPENDENT AUDITORS' CONSENT

To the Board of Directors of
  Strategic Income Fund
  (a portfolio of Fixed Income Securities, Inc.):


We consent to the incorporation in the Post-Effective Amendment No. 18 to Registration Statement (No. 33-43472) of Strategic Income Fund of our report dated January 17, 1996, appearing in the Annual Report for the year ended November 30, 1995, and to the references to us under the heading "Financial Highlights" in the Prospectuses, which are a part of such Registration Statement.



/s/DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
January 24, 1996





                              Exhibit 11 under Form N-1A
                              Exhibit 23 under Item 601/Reg. S-K
                              Page 2 of 3




INDEPENDENT AUDITORS' CONSENT

To the Board of Directors of
  Limited Term Municipal Fund
  (a portfolio of Fixed Income Securities, Inc.):


We consent to the incorporation in the Post-Effective Amendment No. 18 to Registration Statement (No. 33-43472) of Limited Term Municipal Fund of our report dated January 17, 1996, appearing in the Annual Report for the year ended November 30, 1995, and to the references to us under the heading "Financial Highlights" in the Prospectuses, which are a part of such Registration Statement.



/s/DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
January 24, 1996




                              Exhibit 11 under Form N-1A
                              Exhibit 23 under Item 601/Reg. S-K
                              Page 3 of 3



INDEPENDENT AUDITORS' CONSENT

To the Board of Directors of
  Limited Term Fund
  (a portfolio of Fixed Income Securities, Inc.):


We consent to the incorporation in the Post-Effective Amendment No. 18 to Registration Statement (No. 33-43472) of Limited Term Fund of our report dated January 17, 1996, appearing in the Annual Report for the year ended November 30, 1995, and to the references to us under the heading "Financial Highlights" in the Prospectuses, which are a part of such Registration Statement.



/s/DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania